UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

Liberated Syndication Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Baum Boulevard, Suite 770
Pittsburgh, Pennsylvania		15213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 621-0902

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 28, 2022 (the “Closing Date”), Liberated Syndication, Inc., a Nevada corporation (the “Company”), consummated the transactions contemplated by the Membership Interest Purchase Agreement, dated February 18, 2022 (the “MIPA”), by and among the Company, Podcast Ad Reps LLC, a Texas limited liability company (“PAR”), and the members of PAR (the “Members”), and PAR became a wholly-owned subsidiary of the Company.

Under the MIPA, on the Closing Date, the Company also entered into a registration rights agreement with the Members (the “Registration Rights Agreement”). Under the Registration Rights Agreement, among other things, the Company granted the Members piggyback registration rights with respect to certain registration statements to be filed within 180 days of the Closing Date. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on March 2, 2022 announcing the consummation of the acquisition of PAR (the “Acquisition”).

The information under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transactions. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the Acquisition and the integration of PAR; the financial performance of PAR; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition; the possibility that the anticipated operating results and other benefits of the Acquisition are not realized when expected or at all; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent periodic and current Securities and Exchange Commission filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Any financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information. Any pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Number	Description
10.1	Registration Rights Agreement, dated February 28, 2022, by and between Liberated Syndication, Inc. and the holders set forth therein.
99.1	Press Release, dated March 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERATED SYNDICATION, INC.

Date:	March 2, 2022	By:	/s/ Bradley Tirpak
Name: Bradley Tirpak Title: Chief Executive Officer